UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2010

Comm Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-17455	23-2242292
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North State Street, Clarks Summit, PA	18411
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 586-0377

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 15, 2010, the Board of Directors of Comm Bancorp, Inc. issued a letter notifying shareholders of the Board of Directors decision to suspend the first quarter 2010 dividend. The Board of Directors reported the reason behind the suspension was to preserve capital during these uncertain economic times. Reference is made to the letter to shareholders filed at Exhibit 20 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

20	Letter to Shareholders dated March 15, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comm Bancorp, Inc.
(Registrant)

Date: March 15, 2010	By:	/s/ Scott A. Seasock
Scott A. Seasock Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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